AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

This Amendment No. 1 to the Asset Purchase Agreement is made and entered into effective as of the 15th day of May, 2013, by and between **Douglas Joint Venture**, **Empire Joint Venture** and **V-3 Joint Venture, LLC** (collectively, "Seller") and **Panache Distillery, LLC** ("Buyer").

WITNESSETH:

The parties agree to the following recitals:

A. The Seller and Buyer have heretofore entered into an Asset Purchase Agreement, dated May 15th, 2013 (the "Contract") for the sale and purchase of property described on Exhibit A on which there is an operating 17,500 square foot plus or minus distillery (the "Distillery").

B. The parties acknowledge that the Buyer cannot operate the Distillery without a modification of the existing zoning restrictions, which would involve a revision to the C-3 Zoning Code (with all appeals having lapsed), the effect of which would be to modify the existing restrictions as follows: (i) eliminate a preclusion against whole sales on site; (ii) elimination of truck traffic limitations; (iii) eliminate a preclusion preventing expansion of the existing facilities so as to allow the construction thereon of a sixty (60) foot silo as evidenced by the issuance of a building permit (collectively hereinafter referred to as the "Zoning Approvals").

C. The parties are desirous of further amending the Contract to make the obtaining of the Zoning Approvals a condition precedent of Buyers obligation to close.

NOW, THEREFORE, in consideration of Ten Dollars and other mutual considerations, the receipt and sufficiency of which is acknowledged, it is agreed as follows:

1. **Recitals**. The foregoing recitals are true and correct and are incorporated herein by reference.

2. **Zoning Approvals**. Buyer shall use its commercially reasonable best efforts to obtain the Zoning Approvals at its sole cost and expense. Such efforts shall include making any upgrades, improvements and alterations to the Distillery and surrounding buildings, equipment and fixtures required to obtain the Zoning Approvals, which such changes shall be approved in advance by Buyer and shall, to the extent that the closing of the transactions contemplated by the Contract do not take place, inure to the benefit of the Seller. The Seller will reasonably (but at no out-of-pocket expense to itself) cooperate with Buyer in obtaining the Zoning Approvals and, provided that its legal counsel does not reasonably object to the same, promptly execute and deliver to Buyer any necessary applications for said Zoning Approvals. If Buyer incurs expenses in excess of $10,000 in approved expenses related to the aforementioned upgrades, improvements or alterations to the Distillery, and does not receive Zoning Approvals, then Seller shall reimburse Buyer for these costs.

3. **Condition Precedent.** It is agreed and understood that, in addition to those closing conditions set forth in the Contract, it is a condition precedent to Buyer's obligation to close that Buyer obtain the Zoning Approvals. If Zoning Approval is not obtained by November 15, 2013, then Buyer shall have the right to terminate the Asset Purchase Agreement and have all of their deposits returned to them.

[*Remainder of Page Intentionally Left Blank*]

IN WITNESS WHEREOF, the parties have hereunto set their hand and seal on the day and year first above written. A facsimile signature shall be constituted as an original. This document may be signed in one or more counterparts.

[BUYER]

PANACHE DISTILLERY LLC

By:__________________________
Name:________________________
Title:_________________________

[SELLER]

DOUGLAS JOINT VENTURE

By:__________________________
Name: Lester M. Unger
Title: Managing Joint Venturer

V-3 JOINT VENTURE, LLC

By:__________________________
Name: Lester M. Unger
Title: Managing Joint Venturer

EMPIRE JOINT VENTURE

By:__________________________
Name: Lester M. Unger
Title: Managing Joint Venturer

IN WITNESS WHEREOF, the parties have hereunto set their hand and seal on the day and year first above written. A facsimile signature shall be constituted as an original. This document may be signed in one or more counterparts.

[BUYER]

PANACHE DISTILLERY LLC

By: ________________________
Name: CE PJames Dale.
Title: ________________________

[SELLER]

DOUGLAS JOINT VENTURE

By: ________________________
Name: ________________________
Title: ________________________

V-3 JOINT VENTURE, LLC

By: ________________________
Name: ________________________
Title: ________________________

EMPIRE JOINT VENTURE

By: ________________________
Name: ________________________
Title: ________________________

Exhibit A



VACANT LOT
LOT 3
Access Easement
LOT 2
LOT 1
2 ADD'L SPACES
SITE PLAN
SELLER'S REQUESTED CURB CUT
EXISTING ACCESS POINT CLOSED & LANDSCAPED
MAIN STREET

Exhibit A-i